WestRock Financial Information for Trailing Seven Quarters Reflecting Separation of Ingevity

May 24, 2016

WestRock

Q2 FY16 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,932.8	$ 1,588.4	$ 203.9	$ 18.7	$ (47.2)	$ 3,696.6	$ (203.9)	$ 3,492.7
Less: Trade Sales	(67.4)	-	-	-	-	(67.4)	-	(67.4)
Adjusted Segment Sales	$ 1,865.4	$ 1,588.4	$ 203.9	$ 18.7	$ (47.2)	$ 3,629.2	$ (203.9)	$ 3,425.3
Segment Income	$ 175.0	$ 99.7	$ 26.2	$ (4.0)	$ (9.2)	$ 287.7	$ (26.2)	$ 261.5
Addback: Inventory step-up	-	1.8	0.5	-	-	2.3	(0.5)	1.8
Adjusted Segment Income	$ 175.0	$ 101.5	$ 26.7	$ (4.0)	$ (9.2)	$ 290.0	$ (26.7)	$ 263.3
Depreciation and Amortization	140.8	122.6	22.9	0.2	4.7	291.2	(22.9)	268.3
Adjusted Segment EBITDA	$ 315.8	$ 224.1	$ 49.6	$ (3.8)	$ (4.5)	$ 581.2	$ (49.6)	$ 531.6
Adjusted Segment EBITDA Margins	16.9%	14.1%	24.3%	-20.3%				

WestRock

Q1 FY16 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,964.3	$ 1,542.2	$ 209.8	$ 15.4	$ (51.0)	$ 3,680.7	$ (209.8)	$ 3,470.9
Less: Trade Sales	(65.1)	-	-	-	-	(65.1)	-	(65.1)
Adjusted Segment Sales	$ 1,899.2	$ 1,542.2	$ 209.8	$ 15.4	$ (51.0)	$ 3,615.6	$ (209.8)	$ 3,405.8
Segment Income	$ 180.1	$ 91.2	$ 7.1	$ 0.7	$ (4.5)	$ 274.6	$ (7.1)	$ 267.5
Addback: Inventory step-up	0.6	2.2	2.0	-	-	4.8	(2.0)	2.8
Adjusted Segment Income	$ 180.7	$ 93.4	$ 9.1	$ 0.7	$ (4.5)	$ 279.4	$ (9.1)	$ 270.3
Depreciation and Amortization	144.1	125.1	22.7	0.7	1.7	294.3	(22.7)	271.6
Adjusted Segment EBITDA	$ 324.8	$ 218.5	$ 31.8	$ 1.4	$ (2.8)	$ 573.7	$ (31.8)	$ 541.9
Adjusted Segment EBITDA Margins	17.1%	14.2%	15.2%	9.1%				

WestRock

Q4 FY15 Financial Information

($ in millions, except percentages)	Corrugated Packaging	Consumer Packaging	Specialty Chemicals	Land and Development	Non-Allocated / Eliminations	Consolidated As Reported	Less: Specialty Chemicals	Consolidated Excluding Specialty Chemicals
Segment Sales	$ 1,987.3	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ 3,872.6	$ (256.5)	$ 3,616.1
Less: Trade Sales	(77.6)	-	-	-	-	(77.6)	-	(77.6)
Adjusted Segment Sales	$ 1,909.7	$ 1,642.0	$ 256.5	$ 45.0	$ (58.2)	$ 3,795.0	$ (256.5)	$ 3,538.5
Segment Income	$ 235.4	$ 77.7	$ 33.6	$ (3.4)	$ (14.9)	$ 328.4	$ (33.6)	$ 294.8
Addback: Inventory step-up	2.2	61.2	8.2	-	-	71.6	(8.2)	63.4
Adjusted Segment Income	$ 237.6	$ 138.9	$ 41.8	$ (3.4)	$ (14.9)	$ 400.0	$ (41.8)	$ 358.2
Depreciation and Amortization	133.6	117.6	22.0	0.2	7.9	281.3	(22.0)	259.3
Adjusted Segment EBITDA	$ 371.2	$ 256.5	$ 63.8	$ (3.2)	$ (7.0)	$ 681.3	$ (63.8)	$ 617.5
Adjusted Segment EBITDA Margins	19.4%	15.6%	24.9%	-7.1%				

Q3 FY15 Financial Information

($ in millions, except percentages)	RKT	MWV as Reported [1]	MWV Adjustments [2]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,887.3	$ 123.1	$ -	$ 123.1	$ 2,010.4	$ -	$ 2,010.4
Consumer Packaging	690.2	1,020.4	-	1,020.4	1,710.6	-	1,710.6
Specialty Chemicals	-	262.2	-	262.2	262.2	(262.2)	-
Land & Development	-	22.0	-	22.0	22.0	-	22.0
Intersegment Eliminations	(38.6)	(5.4)	-	(5.4)	(44.0)	-	(44.0)
Total Segment Sales	$ 2,538.9	$ 1,422.3	$ -	$ 1,422.3	$ 3,961.2	$ (262.2)	$ 3,699.0
Adjusted Segment Income							
Corrugated Packaging	$ 217.0	$ 18.1	$ (2.6)	$ 15.5	$ 232.5	$ -	$ 232.5
Consumer Packaging	77.9	125.0	(34.7)	90.3	168.2	-	168.2
Specialty Chemicals	-	61.7	(2.8)	58.9	58.9	(58.9)	-
Land & Development	-	2.1	6.0	8.1	8.1	-	8.1
Total Segment Income	294.9	206.9	(34.1)	172.8	467.7	(58.9)	408.8
Non-Allocated Expenses	(12.7)	(30.5)	42.1	11.6	(1.1)	-	(1.1)
Adjusted Segment Income Including Non-Allocated Expenses	282.2	176.4	8.0	184.4	466.6	(58.9)	407.7
Noncontrolling Interest	-	8.0	(8.0)	-	-	-	-
MWV Interest and Other Items	-	(76.2)	-	(76.2)	(76.2)	-	(76.2)
	$ 282.2	$ 108.2	$ -	$ 108.2	$ 390.4	$ (58.9)	$ 331.5
Depreciation and Amortization							
Corrugated Packaging	$ 122.4	$ 8.8	$ -	$ 8.8	$ 131.2	$ -	$ 131.2
Consumer Packaging	28.7	58.8	-	58.8	87.5	-	87.5
Specialty Chemicals	-	8.5	-	8.5	8.5	(8.5)	-
Land & Development	-	0.4	-	0.4	0.4	-	0.4
Total Segment D&A	151.1	76.5	-	76.5	227.6	(8.5)	219.1
Non-Allocated Expenses	3.9	3.3	-	3.3	7.2	-	7.2
Total Depreciation and Amortization	$ 155.0	$ 79.8	$ -	$ 79.8	$ 234.8	$ (8.5)	$ 226.3
Adjusted Segment EBITDA							
Corrugated Packaging	$ 339.4	$ 26.9	$ (2.6)	$ 24.3	$ 363.7	$ -	$ 363.7
Consumer Packaging	106.6	183.8	(34.7)	149.1	255.7	-	255.7
Specialty Chemicals	-	70.2	(2.8)	67.4	67.4	(67.4)	-
Land & Development	-	2.5	6.0	8.5	8.5	-	8.5
Total Adjusted Segment EBITDA	446.0	283.4	(34.1)	249.3	695.3	(67.4)	627.9
Non-Allocated Expenses	(8.8)	(27.2)	42.1	14.9	6.1	-	6.1
Noncontrolling Interest	-	8.0	(8.0)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 437.2	$ 264.2	$ -	$ 264.2	$ 701.4	$ (67.4)	$ 634.0
Adjusted Segment EBITDA Margins							
Corrugated Packaging [3]	18.8%	21.9%	nm	19.7%	18.8%		18.8%
Consumer Packaging	15.4%	18.0%	nm	14.6%	14.9%		14.9%
Specialty Chemicals	0.0%	26.8%	nm	25.7%	25.7%		nm
Land and Development	0.0%	11.4%	nm	38.6%	38.6%		38.6%

1) As adjusted for segment realignment and presented to one decimal.
2) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
3) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $78.5 million.

WestRock

Q2 FY15 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,799.5	$ 121.5	$ -	$ 121.5	$ 1,921.0	$ -	$ 1,921.0
Consumer Packaging	694.9	924.5	-	924.5	1,619.4	-	1,619.4
Specialty Chemicals	-	239.2	-	239.2	239.2	(239.2)	-
Land & Development	-	2.5	-	2.5	2.5	-	2.5
Intersegment Eliminations	(38.8)	(5.7)	-	(5.7)	(44.5)	-	(44.5)
Total Segment Sales	$ 2,455.6	$ 1,282.0	$ -	$ 1,282.0	$ 3,737.6	$ (239.2)	$ 3,498.4
Adjusted Segment Income							
Corrugated Packaging	$ 169.4	$ 23.2	$ (2.6)	$ 20.6	$ 190.0	$ -	$ 190.0
Consumer Packaging	52.6	75.5	(35.2)	40.3	92.9	-	92.9
Specialty Chemicals	-	49.5	(3.2)	46.3	46.3	(46.3)	-
Land & Development	-	(2.9)	(1.8)	(4.7)	(4.7)	-	(4.7)
Total Segment Income	222.0	145.3	(42.8)	102.5	324.5	(46.3)	278.2
Non-Allocated Expenses	(14.9)	(35.2)	43.1	7.9	(7.0)	-	(7.0)
Adjusted Segment Income Including Non-Allocated Expenses	207.1	110.1	0.3	110.4	317.5	(46.3)	271.2
Noncontrolling Interest	-	0.3	(0.3)	-	-	-	-
MWV Interest and Other Items	-	(65.9)	-	(65.9)	(65.9)	-	(65.9)
	$ 207.1	$ 44.5	$ -	$ 44.5	$ 251.6	$ (46.3)	$ 205.3
Depreciation and Amortization							
Corrugated Packaging	$ 120.6	$ 9.5	$ -	$ 9.5	$ 130.1	$ -	$ 130.1
Consumer Packaging	27.9	60.7	-	60.7	88.6	-	88.6
Specialty Chemicals	-	8.7	-	8.7	8.7	(8.7)	-
Land & Development	-	0.2	-	0.2	0.2	-	0.2
Total Segment D&A	148.5	79.1	-	79.1	227.6	(8.7)	218.9
Non-Allocated Expenses	4.2	3.0	-	3.0	7.2	-	7.2
Total Depreciation and Amortization	$ 152.7	$ 82.1	$ -	$ 82.1	$ 234.8	$ (8.7)	$ 226.1
Adjusted Segment EBITDA							
Corrugated Packaging	$ 290.0	$ 32.7	$ (2.6)	$ 30.1	$ 320.1	$ -	$ 320.1
Consumer Packaging	80.5	136.2	(35.2)	101.0	181.5	-	181.5
Specialty Chemicals	-	58.2	(3.2)	55.0	55.0	(55.0)	-
Land & Development	-	(2.7)	(1.8)	(4.5)	(4.5)	-	(4.5)
Total Adjusted Segment EBITDA	370.5	224.4	(42.8)	181.6	552.1	(55.0)	497.1
Non-Allocated Expenses	(10.7)	(32.2)	43.1	10.9	0.2	-	0.2
Noncontrolling Interest	-	0.3	(0.3)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 359.8	$ 192.5	$ -	$ 192.5	$ 552.3	$ (55.0)	$ 497.3
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	16.7%	26.9%	nm	24.8%	17.2%		17.2%
Consumer Packaging	11.6%	14.7%	nm	10.9%	11.2%		11.2%
Specialty Chemicals	0.0%	24.3%	nm	23.0%	23.0%		nm
Land and Development	0.0%	-108.0%	nm	-180.0%	-180.0%		-180.0%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $0.2 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $59.8 million.

WestRock

Q1 FY15 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,842.8	$ 139.2	$ -	$ 139.2	$ 1,982.0	$ -	$ 1,982.0
Consumer Packaging	713.0	956.2	-	956.2	1,669.2	-	1,669.2
Specialty Chemicals	-	241.0	-	241.0	241.0	(241.0)	-
Land & Development	-	44.9	-	44.9	44.9	-	44.9
Intersegment Eliminations	(41.6)	(7.2)	-	(7.2)	(48.8)	-	(48.8)
Total Segment Sales	$ 2,514.2	$ 1,374.1	$ -	$ 1,374.1	$ 3,888.3	$ (241.0)	$ 3,647.3
Adjusted Segment Income							
Corrugated Packaging	$ 184.9	$ 27.2	$ (2.5)	$ 24.7	$ 209.6	$ -	$ 209.6
Consumer Packaging	60.1	84.4	(32.2)	52.2	112.3	-	112.3
Specialty Chemicals	-	53.4	(1.7)	51.7	51.7	(51.7)	-
Land & Development	-	12.2	13.9	26.1	26.1	-	26.1
Total Segment Income	245.0	177.2	(22.5)	154.7	399.7	(51.7)	348.0
Non-Allocated Expenses	(15.9)	(23.1)	38.0	14.9	(1.0)	-	(1.0)
Adjusted Segment Income Including Non-Allocated Expenses	229.1	154.1	15.5	169.6	398.7	(51.7)	347.0
Noncontrolling Interest	-	15.5	(15.5)	-	-	-	-
MWV Interest and Other Items	-	(73.0)	-	(73.0)	(73.0)	-	(73.0)
	$ 229.1	$ 96.6	$ -	$ 96.6	$ 325.7	$ (51.7)	$ 274.0
Depreciation and Amortization							
Corrugated Packaging	$ 120.0	$ 10.2	$ -	$ 10.2	$ 130.2	$ -	$ 130.2
Consumer Packaging	27.6	70.4	-	70.4	98.0	-	98.0
Specialty Chemicals	-	8.8	-	8.8	8.8	(8.8)	-
Land & Development	-	0.4	-	0.4	0.4	-	0.4
Total Segment D&A	147.6	89.8	-	89.8	237.4	(8.8)	228.6
Non-Allocated Expenses	4.2	1.4	-	1.4	5.6	-	5.6
Total Depreciation and Amortization	$ 151.8	$ 91.2	$ -	$ 91.2	$ 243.0	$ (8.8)	$ 234.2
Adjusted Segment EBITDA							
Corrugated Packaging	$ 304.9	$ 37.4	$ (2.5)	$ 34.9	$ 339.8	$ -	$ 339.8
Consumer Packaging	87.7	154.8	(32.2)	122.6	210.3	-	210.3
Specialty Chemicals	-	62.2	(1.7)	60.5	60.5	(60.5)	-
Land & Development	-	12.6	13.9	26.5	26.5	-	26.5
Total Adjusted Segment EBITDA	392.6	267.0	(22.5)	244.5	637.1	(60.5)	576.6
Non-Allocated Expenses	(11.7)	(21.7)	38.0	16.3	4.6	-	4.6
Noncontrolling Interest	-	15.5	(15.5)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 380.9	$ 260.8	$ -	$ 260.8	$ 641.7	$ (60.5)	$ 581.2
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	17.2%	26.9%	nm	25.1%	17.8%		17.8%
Consumer Packaging	12.3%	16.2%	nm	12.8%	12.6%		12.6%
Specialty Chemicals	0.0%	25.8%	nm	25.1%	25.1%		nm
Land and Development	0.0%	28.1%	nm	59.0%	59.0%		59.0%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $1.1 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $71.1 million.

WestRock

Q4 FY14 Financial Information

($ in millions, except percentages)	RKT [1]	MWV as Reported [2]	MWV Adjustments [3]	MWV Recast Total	Combined RKT / MWV	Less: Specialty Chemicals	Combined RKT / MWV Excluding Specialty Chemicals
Segment Sales							
Corrugated Packaging	$ 1,912.6	$ 150.1	$ -	$ 150.1	$ 2,062.7	$ -	$ 2,062.7
Consumer Packaging	745.0	1,036.6	-	1,036.6	1,781.6	-	1,781.6
Specialty Chemicals	-	282.5	-	282.5	282.5	(282.5)	-
Land & Development	-	8.8	-	8.8	8.8	-	8.8
Intersegment Eliminations	(49.6)	(10.2)	-	(10.2)	(59.8)	-	(59.8)
Total Segment Sales	$ 2,608.0	$ 1,467.8	$ -	$ 1,467.8	$ 4,075.8	$ (282.5)	$ 3,793.3
Adjusted Segment Income							
Corrugated Packaging	$ 252.4	$ 26.2	$ (2.5)	$ 23.7	$ 276.1	$ -	$ 276.1
Consumer Packaging	87.5	118.4	(31.2)	87.2	174.7	-	174.7
Specialty Chemicals	-	69.0	(1.9)	67.1	67.1	(67.1)	-
Land & Development	-	(0.4)	0.5	0.1	0.1	-	0.1
Total Segment Income	339.9	213.2	(35.1)	178.1	518.0	(67.1)	450.9
Non-Allocated Expenses	(19.2)	(19.2)	37.3	18.1	(1.1)	-	(1.1)
Adjusted Segment Income Including Non-Allocated Expenses	320.7	194.0	2.2	196.2	516.9	(67.1)	449.8
Noncontrolling Interest	-	2.2	(2.2)	-	-	-	-
MWV Interest and Other Items	-	(48.2)	-	(48.2)	(48.2)	-	(48.2)
	$ 320.7	$ 148.0	$ -	$ 148.0	$ 468.7	$ (67.1)	$ 401.6
Depreciation and Amortization							
Corrugated Packaging	$ 120.1	$ 11.1	$ -	$ 11.1	$ 131.2	$ -	$ 131.2
Consumer Packaging	26.9	69.5	-	69.5	96.4	-	96.4
Specialty Chemicals	-	8.2	-	8.2	8.2	(8.2)	-
Land & Development	-	0.7	-	0.7	0.7	-	0.7
Total Segment D&A	147.0	89.5	-	89.5	236.5	(8.2)	228.3
Non-Allocated Expenses	4.2	3.5	-	3.5	7.7	-	7.7
Total Depreciation and Amortization	$ 151.2	$ 93.0	$ -	$ 93.0	$ 244.2	$ (8.2)	$ 236.0
Adjusted Segment EBITDA							
Corrugated Packaging	$ 372.5	$ 37.3	$ (2.5)	$ 34.8	$ 407.3	$ -	$ 407.3
Consumer Packaging	114.4	187.9	(31.2)	156.7	271.1	-	271.1
Specialty Chemicals	-	77.2	(1.9)	75.3	75.3	(75.3)	-
Land & Development	-	0.3	0.5	0.8	0.8	-	0.8
Total Adjusted Segment EBITDA	486.9	302.7	(35.1)	267.6	754.5	(75.3)	679.2
Non-Allocated Expenses	(15.0)	(15.7)	37.3	21.6	6.6	-	6.6
Noncontrolling Interest	-	2.2	(2.2)	-	-	-	-
Adjusted Segment EBITDA Including Non-Allocated Expenses	$ 471.9	$ 289.2	$ -	$ 289.2	$ 761.1	$ (75.3)	$ 685.8
Adjusted Segment EBITDA Margins							
Corrugated Packaging [4]	20.2%	24.9%	nm	23.2%	20.4%		20.4%
Consumer Packaging	15.4%	18.1%	nm	15.1%	15.2%		15.2%
Specialty Chemicals	0.0%	27.3%	nm	26.7%	26.7%		nm
Land and Development	0.0%	3.4%	nm	9.1%	9.1%		9.1%

1) As adjusted for segment realignment. RockTenn's Consumer Packaging segment excludes $0.3 million of inventory step-up.
2) As adjusted for segment realignment and presented to one decimal.
3) Recasting of allocation of additional Corporate, pension and stock-based compensation costs to segments in order to conform to the WestRock methodology.
4) Margin calculations for RKT and Combined RKT/MWV exclude Trade Sales of $70.6 million.

WestRock